THE MANAGERS FUNDS

       Supplement dated April 29, 1999
    to Statement of Additional Information
             dated April 1, 1999


Investment Objectives and Policies
-----------------------------------
      The  paragraph for Managers Global  Bond
Fund located on the bottom of Page 2 is deleted in its entirety and is hereby replaced with the following paragraph:

      Managers  Global Bond Fund (the  "Global
Bond Fund") is designed for investors who seek
high  total  return, through both  income  and
capital   appreciation,   by   investing    in
primarily  domestic  and foreign  fixed-income
securities.    It   seeks  to   achieve   this
objective  by investing at least  65%  of  its
total  assets  in a portfolio of domestic  and
foreign    bonds   issued   by    governments,
corporations  and supranational organizations.
The Global Bond Fund is nondiversified.



April 29, 1999